Exhibit 99.1

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of the common stock of Orexigen Therapeutics, Inc. (the “Company,” “we” or “us”) at December 31, 2017 for:

•	each person known to us to be the beneficial owner of more than 5% of our common stock;

•	each of our non-employee directors;

•	each named executive officer; and

•	all of our executive officers and directors as a group.

Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o Orexigen Therapeutics, Inc., 3344 N. Torrey Pines Court, Suite 200, La Jolla, California 92037.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (the “SEC”). Except as indicated by the footnotes below, we believe, based on the information furnished to us by the stockholders, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 18,887,033 shares of common stock outstanding on December 31, 2017.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or other rights (as set forth above) held by that person that are exercisable as of December 31, 2017 or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Beneficial Ownership
Beneficial Owner	Number of Shares (#)	Percent of Total (%)
Greater than 5% stockholders
The Baupost Group, L.L.C. and its affiliates (1) 10 St. James Avenue, Suite 1700 Boston, Massachusetts 02116	7,082,637	37.5%
BVF Partners L.P. and its affiliates (2) 1 Sansome Street, 30th Floor San Francisco, California 94104	1,869,816	9.9%
Man Group plc and its affiliates (3) Riverbank House 2 Swan Lane Long EC4r 3AD United Kingdom	1,524,143	8.1%
Telemetry Investments L.L.C. and its affiliates (4) 545 Fifth Avenue, Suite 1108 New York, New York 10017	1,234,339	6.2%
Domain Associates, LLC and its affiliates (5) One Palmer Square, Suite 515 Princeton, New Jersey 05842	1,133,837	6.0%
James Tananbaum and his affiliates (6) c/o Foresite Capital Management 101 California Street, Suite 4100 San Francisco, California 94111	971,385	5.1%

Non-Employee Directors
Louis C. Bock (7)	45,503	*
Brian H. Dovey (8)	1,178,515	6.2%
David J. Endicott (9)	33,329	*
Peter K. Honig, M.D. (10)	41,416	*
Deborah Jorn (11)	23,499	*
Patrick J. Mahaffy (12)	42,666	*
Lota S. Zoth (13)	38,416	*

Named Executive Officers
Michael A. Narachi (14)	1,218,886	6.1%
Thomas Cannell, D.V.M. (15)	332,898	1.7%
Thomas Lynch (16)	166,599	*

All executive officers and directors as a group
(12 persons) (17)	3,449,637	16.3%

(1)	Based upon a Schedule 13D/A filed with the SEC on July 12, 2016 jointly by (i) The Baupost Group, L.L.C. (“Baupost”), (ii) SAK Corporation (“SAK”) and (iii) Seth A. Klarman (“Mr. Klarman”). Certain private investment limited partnerships advised by Baupost hold (i) 2,226,839 shares of common stock, (ii) warrants to purchase shares of common stock, and (iii) $75,000,000 in aggregate principal amount of 0% senior secured convertible notes due 2020 convertible into shares of common stock. Baupost is subject to a beneficial ownership cap that restricts exercise of the warrants and conversion of the notes if, after such exercise or conversion, they would beneficially own more than 37.5% of the number of shares of common stock then issued and outstanding. SAK is the Manager of Baupost. Mr. Klarman is the sole shareholder of SAK and a controlling person of Baupost. SAK and Mr. Klarman may be deemed to have beneficial ownership of the securities beneficially owned by Baupost.

(2)	Based upon a Schedule 13G filed with the SEC on July 19, 2016 jointly by (i) BVF Partners L.P. (“Partners”), (ii) BVF Inc., (iii) Mark N. Lampert, (iv) Biotechnology Value Fund, L.P. (“BVF”), (v) Biotechnology Value Fund II, L.P. (“BVF2”), (vi) Biotechnology Value Trading Fund OS LP (“Trading Fund OS”), and (vii) BVF Partners OS Ltd. (“Partners OS” and together with Partners, BVF, BVF2 and Trading Fund OS, the “BVF Entities”). The BVF Entities hold (i) warrants to purchase shares of common stock, (ii) $30,000,000 in aggregate principal amount of 0% senior secured convertible notes due 2020 convertible into shares of common stock, and (iii) $10,000,000 in aggregate principal amount of 2.75% convertible senior notes due 2020 convertible into shares of common stock. The BVF Entities are subject to a beneficial ownership cap that restricts exercise of the warrants or conversion of the notes if, after such exercise or conversion, they would beneficially own more than 9.99% of the number of shares of common stock then issued and outstanding. Partners OS as the general partner of Trading Fund OS may be deemed to beneficially own the shares of common stock beneficially owned by Trading Fund OS. Partners, as the general partner of BVF, BVF2, the investment manager of Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the shares of common stock beneficially owned in the aggregate by BVF, BVF2, Trading Fund OS, and certain Partners-managed accounts (the “Partners Managed Accounts”). BVF Inc., as the general partner of Partners, may be deemed to beneficially own the shares of common stock beneficially owned by Partners. Mr. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares of common stock beneficially owned by BVF Inc. Partners OS disclaims beneficial ownership of the shares of common stock beneficially owned by Trading Fund OS. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares of common stock beneficially owned by BVF, BVF2, Trading Fund OS, and the Partners Managed Accounts.

(3)	Based upon a Schedule 13G/A filed with the SEC on February 9, 2018 jointly by filed by (i) Man GLG Select Opportunities Master LP (the “GLG Fund”), with respect to the shares of common stock directly held by it, (ii) GLG LLC (the “GLG Investment Manager”), with respect to the shares of common stock held by the GLG Fund to which the GLG Investment Manager serves as investment manager, and (iii) Man Group plc (the “Parent Company”), which indirectly, through various intermediate entities, controls the GLG Investment Manager, with respect to the shares of common stock held by the GLG Fund. The GLG Investment Manager, which serves as the investment manager to the GLG Fund, may be deemed to be the beneficial owner of all of the shares of common stock owned by the GLG Fund. The GLG Parent Company, which indirectly, through various intermediate entities, controls the GLG Investment Manager, may be deemed to be the beneficial owner of all the shares of common stock owned by the GLG Fund. The GLG Parent Company disclaims any beneficial ownership of any such shares of common stock.

(4)	Based upon a Schedule 13G/A filed with the SEC on August 10, 2017 jointly by filed by (i) Telemetry Securities, L.L.C., (ii) Telemetry Investments, L.L.C. as investment adviser to Telemetry Securities, L.L.C., (iii) Andrew J. Schorr as a manager and member of Telemetry Investments, L.L.C. and (iv) Daniel P. Schorr as the other manager and member of Telemetry Investments, L.L.C. Telemetry Securities, L.L.C. holds (i) 140,939 shares of common stock, (ii) warrants to purchase 400,000 shares of common stock, (iii) $3,000,000 of 0% convertible senior secured notes due 2020 convertible into 400,000 shares of common stock, and (iv) $4,401,000 of 2.75% convertible senior notes due 2020 convertible into 293,400 shares of common stock. Such shares are deemed to be beneficially owned (i) directly by Telemetry Securities, L.L.C., (ii) indirectly by Telemetry Investments, L.L.C. as investment adviser to Telemetry Securities, L.L.C., and (iii) indirectly by each of Andrew J. Schorr and Daniel P. Schorr as managers and members of Telemetry Investments, L.L.C.

(5)	Consists of (i) 354,382 shares of common stock beneficially owned by Domain Partners V, L.P., (ii) 8,396 shares of common stock beneficially owned by DP V Associates, L.P., (iii) 757,919 shares of common stock beneficially owned by Domain Partners VII, L.P., (iv) 12,944 shares of common stock beneficially owned by DP VII Associates, L.P. and (v) 196 shares of common stock beneficially owned by Domain Associates, LLC. With respect to the shares beneficially owned by Domain Partners V, L.P. and DP V Associates, L.P., the managing members of One Palmer Square Associates V, L.L.C., the general partner of Domain Partners V, L.P. and DP V Associates, L.P., share voting and investment power over such shares. With respect to the shares beneficially owned by Domain Partners VII, L.P. and DP VII Associates, L.P., the managing members of One Palmer Square Associates VII, L.L.C., the general partner of Domain Partners VII, L.P. and DP VII Associates, L.P., share voting and investment power over such shares. With respect to the shares beneficially owned by Domain Associates, LLC, the managing members of Domain Associates, LLC share voting and investment power over such shares. Mr. Dovey, one of our directors, is a managing member of One Palmer Square Associates V, L.L.C., One Palmer Square Associates VII, L.L.C, and Domain Associates, LLC.

(6)	Based upon a Schedule 13G/A filed with the SEC on February 14, 2017 by (i) Foresite Capital Fund I, L.P. (“FCF I”), (ii) Foresite Capital Management I, LLC (“Foresite LLC I”), (iii) Foresite Capital Fund II, L.P. (“FCF II”), (iv) Foresite Capital Management II, LLC (“Foresite LLC II”), (v) Foresite Capital Fund III, L.P. (“FCF III”), (vi) Foresite Capital Management III, LLC (Foresite LLC III”) and (vii) James Tananbaum (“Mr. Tananbaum”). Includes (i) 174,373 shares of common stock directly owned by FCF I, (ii) 542,755 shares of common stock directly owned by FCF II, and (iii) 254,257 shares of common stock directly owned by FCF III. Mr. Tananbaum is the managing member of each of Foresite LLC I, which is the general partner of FCF I, Foresite LLC II, which is the general partner of FCF II, and Foresite LLC III, which is the general partner of FCF III. Mr. Tananbaum may be deemed to have sole voting and dispositive power over the shares of common stock included herein.

(7)	Consists of (i) 2,767 shares of common stock, (ii) 70 shares of common stock held by Mr. Bock’s spouse, and (iii) 42,666 shares of common stock subject to options exercisable by Mr. Bock within 60 days of December 31, 2017.

(8)	Consists of (i) shares identified in footnote (5), (ii) 2,012 shares of common stock, and 42,666 shares of common stock subject to options exercisable within 60 days of December 31, 2017 by Mr. Dovey. Mr. Dovey is a managing member of One Palmer Square Associates V, L.L.C., One Palmer Square Associates VII, L.L.C, and Domain Associates, LLC. Mr. Dovey disclaims beneficial ownership over the shares identified in footnote (5) except to the extent of his pecuniary interest therein.

(9)	Consists of 33,229 shares of common stock subject to options exercisable by Mr. Endicott within 60 days of December 31, 2017.

(10)	Consists of 41,416 shares of common stock subject to options exercisable by Dr. Honig within 60 days of December 31, 2017.

(11)	Consists of 23,499 shares of common stock subject to options exercisable by Ms. Jorn within 60 days of December 31, 2017.

(12)	Consists of 42,666 shares of common stock subject to options exercisable by Mr. Mahaffy within 60 days of December 31, 2017.

(13)	Consists of 38,416 shares of common stock subject to options exercisable by Ms. Zoth within 60 days of December 31, 2017.

(14)	Consists of (i) 8,356 shares of common stock and (ii) 1,210,530 shares of common stock subject to options exercisable by Mr. Narachi within 60 days of December 31, 2017.

(15)	Consists of (i) 6,739 shares of common stock and (ii) 326,159 shares of common stock subject to options exercisable by Dr. Cannell within 60 days of December 31, 2017.

(16)	Consists of (i) 3,453 shares of common stock and (iii) 163,146 shares of common stock subject to options exercisable by Mr. Lynch within 60 days of December 31, 2017.

(17)	Consists of (i) the shares referenced in Footnotes 7 through 16 above, (ii) 3,970 shares of common stock and 165,956 shares of common stock subject to options exercisable by Jason Keyes, our Executive Vice President and Chief Financial Officer, within 60 days of December 31, 2017, and (iii) 158,084 shares of common stock subject to options exercisable by Peter Flynn, our Executive Vice President and Head of Development, Regulatory Affairs and Safety, within 60 days of December 31, 2017.